Exhibit 10.27

EXECUTION VERSION

FOURTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of October 16, 2014 (this “Amendment”), among NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company, (the “Collateral Administrator”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian (the “Collateral Custodian”).

WHEREAS, the Borrower, the Collateral Administrator, the Administrative Agent, the Lender, the other lenders party from time to time thereto and the Collateral Custodian are parties to the Loan and Security Agreement, dated as of October 27, 2010 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Collateral Administrator, the Administrative Agent, the Collateral Custodian and the Lender desire to amend the Loan and Security Agreement in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.                                          Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.                                          Section 1.1 of the Loan and Security Agreement is hereby amended by deleting the definitions of “Commitment Reduction Percentage” and “Revolving Period End Date” in their entireties and replacing them with the following:

“Commitment Reduction Percentage”: (a) On or prior to October 27, 2012, a rate per annum equal to 3.0%, (b) after October 27, 2012 and on or prior to October 27, 2013, a rate per annum equal to 2.0%, (c) after October 27, 2013 and on or prior to December 26, 2014, a rate per annum equal to 1.0% and (d) after December 26, 2014, zero.

“Revolving Period End Date”: The earliest to occur of (a) December 26, 2014 and (b) the date of the declaration of the Revolving Period End Date pursuant to Section 9.2(a).

SECTION 2.2.                                          Section 2.3(a)(iii) of the Loan and Security Agreement shall be amended by deleting “October 27, 2014” and inserting “December 26, 2014” in lieu thereof.

ARTICLE III

Representations and Warranties

SECTION 3.1.                                          The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.                                          This Amendment shall become effective as of the Amendment Date upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

(a)                                 this Amendment shall have been duly executed by, and delivered to, the parties hereto; and

(b)                                 the Administrative Agent shall have received satisfactory evidence that the Borrower and the Collateral Administrator have obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby.

ARTICLE V

Miscellaneous

SECTION 5.1.                                          Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.                                          Severability Clause  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.                                          Ratification  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.                                          Counterparts  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.                                          Headings  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.6.                                          FATCA  This Amendment may result in a “material modification” that affects this transaction’s status as a “grandfathered obligation” (each as defined in FATCA) for FATCA purposes. The Collateral Custodian shall be entitled to rely, and shall be fully protected in relying upon, the foregoing statement and shall assume that this transaction’s status as a “grandfathered obligation” under FATCA has changed and this transaction is no longer a “grandfathered obligation”.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C., as the Borrower

By: New Mountain Finance Holdings, L.L.C., its managing member

By: New Mountain Finance Corporation, its managing member

By:	/s/ DAVID M. CORDOVA
Name: David M. Cordova
Title: Chief Financial Officer and Treasurer

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Collateral Administrator

By: New Mountain Finance Corporation, its managing member

By:	/s/ DAVID M. CORDOVA
Name: David M. Cordova
Title: Chief Financial Officer and Treasurer

[Signature Page to Fourteenth Amendment to Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:	/s/ ALLAN SCHMITT
Name: Allan Schmitt
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ RAJ SHAH
Name: Raj Shah
Title: Managing Director

[Signature Page to Fourteenth Amendment to Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By:	/s/ MICHAEL ROTH
Name: Michael Roth
Title: V.P.

[Signature Page to Fourteenth Amendment to Loan and Security Agreement]